UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

RETAIL PROPERTIES OF AMERICA, INC.

(exact name of registrant as specified in charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events.

Retail Properties of America, Inc. (the “Company”) has amended its existing charter and bylaws and implemented a phased-in liquidity program in connection with its continued pursuit of the listing of its common stock on a national securities exchange. These amendments and the phased-in liquidity program are described below.

Charter Amendments

On March 20, 2012, the Company filed the Sixth Articles of Amendment and Restatement (“Articles”) that had been previously approved by the stockholders of the Company at a special meeting held on February 24, 2011 followed by several amendments in order to effectuate a 10 to 1 reverse stock split of the Company’s existing common stock, redesignate the Company’s existing common stock as Class A Common Stock, adjust the par value of the Class A Common Stock back to $.001 per share following the reverse stock split and establish the terms of the Company’s Class B-1 Common Stock, the Class B-2 Common Stock and the Class B-3 Common Stock that are to be used to implement the Company’s phased-in liquidity program described below. The Articles and these amendments, including the reverse stock split, all became effective on March 20, 2012. The Articles were described in detail in the Company’s definitive proxy materials previously filed with the Securities and Exchange Commission on December 8, 2010.

Phased-In Liquidity Program

Following the effectiveness of the amendments to the Company’s charter, the Company declared and, on March 21, 2012, paid a stock dividend on each share of Class A Common Stock outstanding as of March 21, 2012 in the form of one share of each of the Class B-1 Common Stock, the Class B-2 Common Stock and the Class B-3 Common Stock. This stock dividend was intended to implement the Company’s phased-in liquidity program in connection with its continued pursuit of the listing of its common stock on a national securities exchange. Generally, a phased-in liquidity program, as referred to in this filing, is a program by which stockholders’ existing shares of common stock are listed on a national securities exchange over time as opposed to all at once in connection with an initial listing. The Company is pursuing the listing of its Class A Common Stock and, if and when the Class A Common Stock is listed, existing stockholders’ shares of Class A Common Stock will be immediately listed. The terms of the Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock will then provide for phased-in liquidity, as these classes of stock are identical in all respects to the Class A Common Stock, except that these classes of stock would not be listed on a national securities exchange and:

•	the Class B-1 Common Stock will automatically convert into Class A Common Stock on the date that is six months after the initial listing of the Class A Common Stock;

•	the Class B-2 Common Stock will automatically convert into Class A Common Stock on the date that is 12 months after the initial listing of the Class A Common Stock; and

•	the Class B-3 Common Stock will automatically convert into Class A Common Stock on the date that is 18 months after the initial listing of the Class A Common Stock.

The net effect of this stock dividend is to provide for phased-in liquidity if and when the Class A Common Stock is listed over 18 months as the Class B Common Stock is gradually converted into the Class A Common Stock that is expected to be listed on a national securities exchange and be publicly tradable. At any time prior to the listing of the Company’s Class A Common Stock, the Company will retain the right to automatically convert each share of any one or more classes of Class B Common Stock into one share of Class A Common Stock. The Company currently does not intend to exercise this right unless it has decided to discontinue its pursuit of the listing of its Class A Common Stock on a national securities exchange.

The amendment to our charter establishing the terms of the Company’s Class B Common Stock reclassified 165,000,000 authorized but unissued shares of Class A Common Stock into 55,000,000 shares of each class of Class B Common Stock, with each class having the terms described above.

As a result of the reverse stock split and the stock dividend described above, the aggregate number of shares of the Company’s common stock that is outstanding was reduced from approximately 485.6 million to approximately 194.2 million, with such shares being equally divided with approximately 48.6 million shares outstanding in each of the Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock.

In connection with the reverse stock split and the stock dividend described above, the Company revised its Second Amended and Restated Independent Director Stock Option Plan and 2008 Long-Term Equity Compensation Plan, in accordance with their terms, to reflect a proportionate adjustment in the share amounts contained therein and classes of stock eligible for issuance thereunder. The Second Amended and Restated Independent Director Stock Option Plan and 2008 Long-Term Equity Compensation Plan, as revised to reflect these adjustments and the Company’s recent name change are included as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Quarterly Cash Distribution

As previously announced, on March 13, 2012, the Company’s board of directors declared the first quarter 2012 distribution of $0.06625 per share, payable on April 10, 2012, to stockholders of record at the close of business on March 31, 2012. In connection with the reverse stock split and stock dividend described above, the per share distribution amount was increased to $0.165625 in order to prevent the aggregate distribution amount to be paid to stockholders from being reduced. This distribution will be paid on each share of Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock.

Bylaw Amendments

In connection with the filing of the Articles, and effective on March 20, 2012, the Company adopted the Fifth Amended and Restated Bylaws. The amendment and restatement, among other things:

•	provides the Board of Directors of the Company (the “Board”) with the ability to change the fiscal year in the future without amending the Bylaws;

•

provides that the Secretary will call a special meeting of stockholders upon the request of stockholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting; previously the Secretary was required to call such a meeting upon the request of stockholders holding not less than ten percent of the outstanding shares entitled to vote at such meeting;

•

establishes more detailed procedures to govern the mechanics of stockholder-requested special meetings, including procedures to establish a record date to determine the stockholders entitled to request a special meeting and a deadline 60 days after such record date by which a special meeting request must be received, requirements relating to the information to be included in any special meeting request and procedures for establishing the record date and meeting date, time and place for such a meeting and addressing a revocation of a special meeting request;

•	specifically permits “householding” and electronic transmission of notices of stockholder meetings;

•	establishes procedures for postponing or cancelling a stockholder meeting;

•	revises the procedures relating to the conduct of stockholder meetings to, among other things, specify that all procedural matters will be determined by the chairman of the meeting;

•

provides that directors are to be elected by a plurality of all of the votes cast, which is what would have been provided for under Maryland law following the effectiveness of the Articles even if not set forth in the bylaws;

•

provides stockholders may approve matters other than the election of directors by a majority of the votes cast, unless more than a majority is specifically required by statute, the Articles or the bylaws, which is what would have been provided for under the Maryland law following the effectiveness of the Articles even if not set forth in the bylaws

•

provides the Board and the chairman of a stockholder meeting with the exclusive authority to appoint an inspector of elections and makes technical revisions to the responsibilities of an inspector of elections;

•	removes the requirements to prepare and deliver annual and quarterly reports to stockholders, consistent with the similar change included in the Articles;

•

removes the requirement that the Company prepare a list of stockholders entitled to vote prior to a stockholder meeting and make such list available to the examination of any stockholder for at least 10 days prior to the meeting;

•

requires that a stockholder submitting a business proposal or director nomination provide advance notice of the proposal or nomination not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made; the bylaws previously required advance notice at any time not less than 45 days prior to the first anniversary of the date of mailing of the notice and proxy materials for the previous year’s annual meeting;

•

requires stockholders who provide advance notice of proposals or nominations to provide additional information to the Company as part of such notice, including, among other things, information regarding the beneficial ownership by the stockholder and any associated person of the Company’s securities and any derivative, swap, hedge, repurchase, short or similar positions with respect to the Company’s securities;

•	includes a provision whereby all acquisitions of shares of the Company’s stock are exempted from the Maryland Control Shares Acquisition Act;

•

includes a provision whereby the resolution adopted by the Board exempting any business combination between the Company and any other person or entity from the Maryland Business Combination Act may only be revoked, altered or amended with the affirmative vote of a majority of the votes cast on the matter by holders the Company’s outstanding common stock;

•	broadens the range of the number of directors permitted to be on the Board to be between the statutory minimum and 15;

•	removes the provision regarding removal of directors; the Articles provide that directors may only be removed for cause, which was inconsistent with the prior provisions of the bylaws;

•	revises provisions regarding notice, quorum, voting and other requirements relating to Board meetings;

•	provides that the Board will have the exclusive power to fill vacancies on the Board, which is also specifically provided for in the Articles;

•	removes specific requirements relating to the audit, executive and compensation committees and replaces them with general provisions regarding the establishment and functioning of committees;

•	revises provisions regarding officers’ terms, removal and specific authority in the absence of a contrary determination by the Board;

•	revises provisions regarding stock certificates to reflect that the Company’s primarily uses uncertificated shares;

•	removes limits on the Company’s ability to provide director and officer indemnification insurance coverage;

•	provides that only the Board may amend the bylaws, except with respect to the provisions relating to the Maryland Business Combination Act and Control Shares Acquisition Act;

•	provides, in a number of instances, that electronic transmissions satisfy requirements for written notices, consents or waivers, consistent with the MGCL; and

•	makes certain other enhancements and technical corrections.

In addition, the amendment and restatement revises the indemnification provision to obligate the Company, to the fullest extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or

•

any individual who, while a director of the Company and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner, member, manager or trustee of such corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity.

The amendment and restatement also permits the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and to any officer, employee or agent of the Company or a predecessor of the Company. Previously, the bylaws had required the Company to indemnify and advance expenses to any officer, employee or agent, as well as our directors. The Company will continue to be obligated to provide indemnification and advancement of expenses for certain officers through contractual indemnification agreements; however, by removing this provision from the bylaws, the Company will have greater flexibility in the future with respect to these obligations. The amendment and restatement also removed a limitation on the Company’s ability to indemnify directors, officers, employees and agents that, among other things, prohibited the Company from indemnifying a person for liability caused by the person’s gross negligence, in the case of an independent director, or negligence, in all other cases.

The foregoing summaries of the Articles, the charter amendments, the Fifth Amended and Restated Bylaws of the Company and the revised versions of the Second Amended and Restated Independent Director Stock Option Plan and 2008 Long-Term Equity Compensation Plan do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents, which are included as Exhibits 3.1, 3.2, 3.3, 3.4, 3.5, 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference. In addition, a version of the Articles and the Fifth Amended and Restated Bylaws of the Company that has been marked to show the changes from the charter and bylaws of the Company that were previously in effect are included as Exhibits 3.6 and 3.7 hereto, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter from the Company to its stockholders announcing, among other things, the amendment of the Company’s existing charter and bylaws and implementation of a phased-in liquidity program.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” “consider,” “probable,” “committed,” “achieve,” and “focused,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are included with this Report:

3.1	Sixth Articles of Amendment and Restatement of Retail Properties of America, Inc., dated March 20, 2012.

3.2	Articles of Amendment to the Sixth Articles of Amendment and Restatement of Retail Properties of America, Inc., dated March 20, 2012.

3.3	Articles of Amendment to the Sixth Articles of Amendment and Restatement of Retail Properties of America, Inc., dated March 20, 2012.

3.4	Articles Supplementary to Sixth Articles of Amendment and Restatement of Retail Properties of America, Inc., as amended, dated March 20, 2012.

3.5	Fifth Amended and Restated Bylaws of Retail Properties of America, Inc.

3.6	Sixth Articles of Amendment and Restatement of Retail Properties of America, Inc., dated March 20, 2012 (marked to show changes).

3.7	Fifth Amended and Restated Bylaws of Retail Properties of America, Inc. (marked to show changes).

10.1	Second Amended and Restated Independent Director Stock Option Plan of Retail Properties of America, Inc.

10.2	2008 Long-Term Equity Compensation Plan of Retail Properties of America, Inc.

99.1	Letter to Stockholders of the Company, dated March 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

Date: March 22, 2012	By:	/s/ Dennis K. Holland

Dennis K. Holland
General Counsel and Secretary